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                                                                 EXHIBIT 23(ii)



                       CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Independent Auditors" and to the use of our reports dated February 25, 1997, included in Post-Effective Amendment No. 1 to the Registration Statement (Form S-1
No. 333-6011) of The Manufacturers Life Insurance Company of North America (formerly North American Security Life Insurance Company).



Boston, Massachusetts
October 7, 1997



                                               Ernst & Young LLP